INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about intangible assets [abstract]
INTANGIBLE ASSETS, NET [text block]
NOTE 11:-	INTANGIBLE ASSETS, NET

	Cultivations and processing license *)	Customer relationships	Brand	Other	Total

Cost:
Balance as of January 1, 2020	$831	$58	$63	$62	$1,014

Purchases	93	-	-	-	93
Fair value adjustment derived from purchase price allocation	110	-	-	-	110
Foreign currency transaction	26	-	-	6	32

Balance as of December 31, 2020	1,060	58	63	68	1,249

Initial consolidations	8,950	10,337	11,300	128	30,715
Foreign currency transaction	(49)	279	-	6	236

Balance as of December 31, 2021	9,961	10,674	11,363	202	32,200

Accumulated amortization and impairment:

Balance as of January 1, 2020	125	-	-	-	125

Amortization recognized in the year	31	-	-	-	31
Foreign currency transaction	-	-	-	1	1

Balance as of December 31, 2020	156	-	-	1	157

Amortization recognized in the year	618	469	8	63	1,158

Balance as of December 31, 2021	774	469	8	64	1,315

Amortized cost at December 31, 2021	$9,187	$10,205	$11,355	$138	$30,885
Amortized cost at December 31, 2020	$904	$58	$63	$67	$1,092

*) The licenses consist of GMP and GDP licenses.

Impairment of goodwill and intangible assets:

Adjupahrm's recoverable amounts of the intangible assets and the goodwill were determined based on the value in use which is calculated at the expected estimated future cash flows, as determined according to the budget for the next three years and approved by the Company’s management. The pre-tax discount rate of the cash flows is 13.06%. The projected cash flows for the period exceeding three years was estimated using a fixed growth rate of 3%, representing the long-term average growth rate as customary in Adjupharm’s business. For the year ended December 31, 2021, the Company recorded a goodwill impairment in the amount of $275 with respect to Adjupharm.

Trichome's recoverable amounts of the intangible assets and the goodwill were determined based on the value in use which is calculated at the expected estimated future cash flows, as determined according to the budget for the next three years and approved by the Company’s management. The pre-tax discount rate of the cash flows is 11.78%. The projected cash flows for the period exceeding three years was estimated using a fixed growth rate of 4%, representing the long-term average growth rate as customary in Trichome's business. Based on the analysis performed the Company did not record goodwill impairment.

Acquisitions during the year:

In 2021, the Group entered into several business combination transactions. As part of these acquisitions, the Group identified cultivations and processing licenses, customer relationship, brand and others. The intangible assets identified have finite life and are being amortized on a straight-line basis over the useful life of the assets. During the year ended on December 31, 2021 and 2020, the Group recorded amortization expenses in the amount of $1,158 and $31, respectively. The amortization expenses are included in the cost of revenues and in the selling and marketing expenses.